EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

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I, Terry K. Glenn, President of CMA Connecticut Municipal Money Fund, certify that:

      1. I have reviewed this report on Form N-CSR of CMA Connecticut Municipal Money Fund and CMA Multi-State Municipal Series Trust;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: May 21, 2003

                                            /s/ Terry K. Glenn
                                            ------------------------------------
                                            Terry K. Glenn,
                                            President of
                                            CMA Connecticut Municipal Money Fund

EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Donald C. Burke, Chief Financial Officer of CMA Connecticut Municipal Money Fund, certify that:

      1. I have reviewed this report on Form N-CSR of CMA Connecticut Municipal Money Fund and CMA Multi-State Municipal Series Trust;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: May 21, 2003

                                            /s/ Donald C. Burke
                                            ------------------------------------
                                            Donald C. Burke,
                                            Chief Financial Officer of
                                            CMA Connecticut Municipal Money Fund